UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): September 30, 2013

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-12691	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including zip code)
(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03    Material Modification to Rights of Security Holders.
The text set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this item by reference.
Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to a Conversion Agreement ION Geophysical Corporation (the “Company”) entered into with D. E. Shaw Valence Portfolios, L.L.C. (the “Holder”) on September 30, 2013, the Holder converted (the “Conversion”) (i) 22,000 shares of the Company’s Series D-1 Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series D-1 Preferred Stock”), representing 100% of the Company’s outstanding Series D-1 Preferred Stock, and (ii) 5,000 shares of the Company’s Series D-2 Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series D-2 Preferred Stock”, and together with the Series D-1 Preferred Stock, the “Preferred Stock”), representing 100% of the Company’s outstanding Series D-2 Preferred Stock, into an aggregate amount of 6,065,075 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Concurrently with the Holder’s conversion of its shares of Preferred Stock, the Company paid the Holder a cash payment of $5,337,500.00, representing dividends in respect of the Preferred Stock and the estimated present value of certain future dividends in respect of the Preferred Stock.
On September 30, 2013, the Company filed with the Office of the Secretary of State of the State of Delaware (i) a Certificate of Elimination with respect to the Series D-1 Preferred Stock and (ii) a Certificate of Elimination with respect to the Series D-2 Preferred Stock. The Certificates of Elimination eliminated the Certificates of Rights and Preferences relating to the Preferred Stock and all references to the Preferred Stock from the Company’s Restated Certificate of Incorporation.
As a result of the Conversion, all outstanding shares of Preferred Stock were converted into shares of Common Stock. Upon the filing of the Certificates of Elimination, all shares of Preferred Stock reverted back to authorized but unissued shares of the Company’s preferred stock. Copies of the Certificates of Elimination as filed with the Secretary of State of the State of Delaware are attached hereto as Exhibit 3.1 and Exhibit 3.2 and are incorporated herein by reference.
Item 9.01    Financial Statement and Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination of Series D-1 Cumulative Convertible Preferred Stock, effective September 30, 2013.
3.2	Certificate of Elimination of Series D-2 Cumulative Convertible Preferred Stock, effective September 30, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 30, 2013
ION GEOPHYSICAL CORPORATION

By:    /s/ DAVID L. ROLAND
    David L. Roland
    Senior Vice President, General Counsel and
    Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Elimination of Series D-1 Cumulative Convertible Preferred Stock, effective September 30, 2013.
3.2	Certificate of Elimination of Series D-2 Cumulative Convertible Preferred Stock, effective September 30, 2013.